Exhibit 99.1

Infinera Expects Preliminary Fourth Quarter 2023 Revenue and Net Income per Diluted Share to be Within or Exceed the Outlook Ranges Provided on November 8, 2023 and Submits Plan of Listing Compliance to Nasdaq

San Jose, Calif. – January 10, 2024 – Infinera Corporation (NASDAQ: INFN) (the “Company” or “Infinera”) today reaffirmed certain preliminary unaudited financial result ranges for the third quarter and outlook ranges for the fourth quarter of 2023. Due to the preliminary nature of the announcement, and since the Company is still finalizing its financials, only select financial metrics are being referenced at this time.

The Company now believes

•	Its preliminary revenue and preliminary net income per diluted share for the third quarter of 2023 will be within or exceed the ranges provided on November 8, 2023.

•

Its preliminary revenue and preliminary net income per diluted share for the fourth quarter of 2023 will be within or exceed the outlook ranges provided on November 8, 2023, supported by strong bookings in the quarter.

Infinera Chief Financial Officer Nancy Erba said “I am pleased with our financial performance in the third and fourth quarters of 2023 and our strong finish to the year. We remain focused on completing the work necessary to be able to get our third quarter Form 10-Q on file as soon as possible. In the fourth quarter, we benefited from strong bookings, free cash flow generation and preliminary revenue and preliminary net income per diluted share that are expected to be within or exceed the outlook ranges we previously provided.”

Additionally, on January 9, 2024, the Company submitted a plan of compliance to Nasdaq addressing how it intends to regain compliance with Nasdaq Listing Rule 5250(c)(1).

Furthermore, due to the intensive and time-consuming nature of the matters and associated processes described previously in greater detail in the Company’s Form 12b-25 filed with the Securities and Exchange Commission on November 8, 2023, the Company’s management is still reviewing and assessing the matters that were previously disclosed. The Company continues to expect any accounting adjustments will be timing-related shifts between accounting periods. The Company and its auditors have found no new material weaknesses and are undergoing standard processes to assess and determine appropriate measures to remedy the impact of the material weaknesses previously disclosed.

Contacts:

Media: Anna Vue Tel. +1 (916) 595-8157 avue@infinera.com	Investors: Amitabh Passi Head of Investor Relations Tel. +1 (669) 295-1489 apassi@infinera.com

About Infinera

Infinera is a global supplier of innovative open optical networking solutions and advanced optical semiconductors that enable carriers, cloud operators, governments, and enterprises to scale network bandwidth, accelerate service innovation, and automate network operations. Infinera solutions deliver industry-leading economics and performance in long-haul, submarine, data center interconnect, and metro transport applications. To learn more about Infinera, visit www.infinera.com, follow us on X and LinkedIn, and subscribe for updates.

Infinera and the Infinera logo are registered trademarks of Infinera Corporation.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or Infinera’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” and “would” or the negative of these words or similar terms or expressions that concern Infinera’s expectations, strategy, priorities, plans or intentions. The Company’s expectations related to its financial results for the third quarter and fourth quarter of 2024, the Company’s expectations related to its compliance with Nasdaq requirements, and the Company’s expectations regarding its accounting adjustments are among the forward-looking statements in this press release. Neither Infinera, nor its auditors, has completed the review of its financial results for the third quarter or the fourth quarter of 2023, and the final third quarter and fourth quarter 2023 financial results may be impacted by Infinera’s determination as to whether Infinera will need to restate its financial statements for any prior or subsequent periods including interim periods. This determination will depend in large part on the impacts of the accounting matters described above on Infinera’s financial results for prior periods, and whether these impacts are material. These determinations have not yet been made.

The preliminary results for the third quarter and fourth quarter of 2023 presented in this press release assume that Infinera will not need to restate its financial results for any prior periods. While Infinera believes this assumption is reasonable based on information currently available to it, this information may change, Infinera’s assessment of all available information may change, and/or its auditors may have a different perspective on these matters. In the event that Infinera does need to restate its financial statements for prior periods, its financial results for the third quarter and fourth quarter of 2023 would likely be affected.

Infinera’s financial results for the third quarter and fourth quarter of 2023 are also subject to all aspects of the final quarterly review process and may change as a result of new information that arises, or new determinations that are made, in this process. The Company’s forward-looking statements herein are based on estimates and information available to Infinera as of the date hereof and are not guarantees of future performance; actual results could differ materially from those stated or implied due to risks and uncertainties. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include demand growth for additional network capacity and the level and timing of customer capital spending and excess inventory held by customers beyond normalized levels; delays in the development, introduction or acceptance of new products or in releasing enhancements to existing products; aggressive business tactics by Infinera’s competitors and new entrants and Infinera’s ability to compete in a highly competitive market; supply chain and logistics issues, including delays, shortages, components that have been discontinued and increased costs, and Infinera’s dependency on sole source, limited source or high-cost suppliers; dependence on a small number of key customers; product performance problems; the complexity of Infinera’s manufacturing process; Infinera’s ability to identify, attract, upskill and retain qualified personnel; challenges with our contract manufacturers and other third-party partners; the effects of customer and supplier consolidation; dependence on third-party service partners; Infinera’s ability to respond to rapid technological changes; failure to accurately forecast Infinera’s manufacturing requirements or customer demand; the effects of public health emergencies; Infinera’s future capital needs and its ability to generate the cash flow or otherwise secure the capital necessary to meet such capital needs; the effect of global and regional economic conditions on Infinera’s business, including effects on purchasing decisions by customers; the adverse impact inflation and higher interest rates may have on Infinera by increasing costs beyond what it can recover through price increases; restrictions to our operations resulting from loan or other credit agreements; the impacts of any restructuring plans or other strategic efforts on our business; our international sales and operations; the impacts of foreign currency fluctuations; the effective tax rate of Infinera, which may increase or fluctuate; potential dilution from the issuance of additional shares of common stock in connection with the conversion of Infinera’s convertible senior notes; Infinera’s ability to protect its intellectual property; claims by others that Infinera infringes on their intellectual property rights; security incidents, such as data breaches or cyber-attacks; Infinera’s ability to comply with various rules and regulations, including with respect to export control and trade compliance, environmental, social, governance, privacy and data protection matters; events that are outside of Infinera’s control, such as natural disasters, violence or other catastrophic events that could harm Infinera’s operations; Infinera’s ability to remediate its recently disclosed material weaknesses in internal control over financial reporting in a timely and effective manner; any other impacts of Infinera’s and its auditors’ review of the accounting matters described above; and other risks and uncertainties detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in Infinera’s periodic reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 27, 2023, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements.